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                       MERRILL LYNCH RETIREMENT PLUS(SM)

                                    ISSUED BY

                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

                        SUPPLEMENT DATED OCTOBER 1, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002

This supplement describes certain changes to the death benefit on Retirement Plus variable annuity contracts (collectively, the "Contracts") issued by Merrill Lynch Life Insurance Company ("we" or "us") in Illinois.

NEW CONTRACTS. We recently received approval for the Maximum Anniversary Value death benefit in Illinois. As a result, beginning October 1, 2002, for newly issued contracts in Illinois if you are under age 80 at issue, we offer two death benefit options-- the 5% Rising Floor with 7th Anniversary Step-Up (which now includes the Attained Age 80 Anniversary Value) and the Maximum Anniversary Value. Each of these death benefits is described in detail in the Prospectus.

EXISTING CONTRACTS. Because we previously offered only the 5% Rising Floor with 7th Anniversary Step-Up death benefit in Illinois, we are offering existing contract owners in Illinois a one-time opportunity to replace their current death benefit with the Maximum Anniversary Value death benefit. If elected, the Maximum Anniversary Value death benefit will be effective on your contract anniversary following the date we send you the offering package (the "Effective Date"). This choice is only available to contract owners who will be under attained age 80 on the Effective Date (and whose death benefit has not been "capped"). For existing contract owners who do not elect to replace their current death benefit with the Maximum Anniversary Value death benefit, or will be attained age 80 on the Effective Date (and whose death benefit has not been "capped"), we will change your existing death benefit on the Effective Date to include the Attained Age 80 Anniversary Value.

ESTATE ENHANCER.  The Estate Enhancer benefit is not available in Illinois.

                                      * * *

Please retain this supplement with your Prospectus for your reference. If you have any questions, please contact your Financial Advisor or the Service Center at 1-800-535-5549.